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                                                                    Exhibit 10.1

Amendment dated February 15, 2001 to Healtheon/WebMD Corporation Registration Rights Agreement dated January 26, 2000 among Registrant, Eastrise Profits Limited, AHN/FIT Cable, LLC, AHN/FIT Internet, LLC, News America Incorporated and Fox Broadcasting Company
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                 AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT

         THIS AMENDMENT (the "AMENDMENT"), dated as of February 15, 2001, is made and entered into by and among WebMD Corporation, a Delaware corporation formerly known as Healtheon/WebMD Corporation, Fox Broadcasting Company, a Delaware corporation, News America Incorporated, a Delaware corporation, Eastrise Profits Limited, an international business company incorporated under the laws of the British Virgin Islands, AHN/FIT Cable LLC, a Delaware limited liability company, and AHN/FIT Internet LLC, a Delaware limited liability company.

         WHEREAS, the parties hereto are all of the parties to that certain Healtheon/WebMD Corporation Registration Rights Agreement, dated as of January 26, 2000 (the "REGISTRATION RIGHTS AGREEMENT"); and

         WHEREAS, the parties hereto desire to amend the Registration Rights Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         1. Capitalized terms used in this Amendment shall have the meanings ascribed to them in the Registration Rights Agreement except as otherwise set forth herein.

         2. Effective as of the date hereof, the Registration Rights Agreement is hereby amended by deleting the definition of "Registrable Securities" set forth in Section 1 thereof and substituting the following in lieu thereof:

         " "Registrable Securities" means shares of Common Stock issued pursuant to the Purchase Agreement and shares of Common Stock issued upon exercise of the Warrant to Purchase Shares of Common Stock of WebMD Corporation issued as of February 15, 2001 by the Company to Eastrise Profits Limited, an international business company incorporated under the laws of the British Virgin Islands, excluding in all cases, however (including exclusion from the calculation of the number of outstanding Registrable Securities), any Registrable Securities sold by a person in a transaction (i) pursuant to a registration statement under Section 2, 3 or 4 hereof or (ii) pursuant to Rule 144 (or any successor provision) of the Securities Act."

         3. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

         4. Except as set forth herein, the Registration Rights Agreement shall remain in full force and effect.

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         IN WITNESS WHEREOF, each of the parties hereto have caused this
Amendment to the Registration Rights Agreement to be signed on its behalf by its duly authorized officers, all as of the day and year first above written.

                                    WEBMD CORPORATION


                                    By: /s/ K. Robert Draughon
                                       -------------------------------
                                       Name: K. Robert Draughon
                                       Title: Executive Vice President

                                    NEWS AMERICA INCORPORATED


                                    By: /s/ Lawrence A. Jacobs
                                       -------------------------------
                                       Name: Lawrence A. Jacobs
                                       Title: Exec. Vice President

                                    FOX BROADCASTING COMPANY


                                    By: /s/ Paul Hagerty
                                       -------------------------------
                                       Name: Paul Hagerty
                                       Title: Exec. Vice President

                                    EASTRISE PROFITS LIMITED


                                    By: /s/ Lawrence A. Jacobs
                                       -------------------------------
                                       Name: Lawrence A. Jacobs
                                       Title: Sr. Vice President


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                                    AHN/FIT CABLE, LLC


                                    By: /s/ Daniel Fawcett
                                       -------------------------------
                                       Name: Daniel Fawcett
                                       Title: Executive Vice President


                                    AHN/FIT INTERNET, LLC


                                    By: /s/ Daniel Fawcett
                                       -------------------------------
                                       Name: Daniel Fawcett
                                       Title: Executive Vice President


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